UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2026

_______________________________

Global Vision Holdings, Inc

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	000-54050	27-2553082
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

19200 Von Karman Ave., 6th Floor, Irvine, CA 92612

(Address of Principal Executive Offices) (Zip Code)

442-290-8091

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

Effective October 16, 2026, George England resigned from his position as a member of the Board of Directors of the Company and as Chief Executive Officer of Global Vision Holdings, Inc. (the “Company”). Mr. England’s decision to resign was not the result of any disagreement with the Company, its management, the Board of Directors, or any matter relating to the Company’s operations, policies, or practices,

Appointment of Chief Executive Officer

On October 16, 2026, the Board of Directors of the Company appointed Jean Jacques Sunier as Chief Executive Officer and principal executive officer of the Company, effective October 16, 2026. Mr. Sunier succeeds Mr. England in that position.

Mr. Sunier, age 65, has served as Executive Director at Julius Baer Group, Zurich Switzerland (2016-2022) and CEO at Sunier Advisors, LLC . During the preceding five years, he has held the following principal positions: Executive Sales, IG Group PLC, London, UK (2015), and Executive Director, Landolt & Cie, Geneva, Switzerland (2013-2014). There are no family relationships with directors and executive officers.

There are no arrangements or understandings between Mr Sunier and any other person pursuant to which he was selected as an officer.There are no transactions involving Mr Sunier that require disclosure pursuant to Item 404(a) of Regulation S-K. In connection with his appointment, no material employment agreement, compensation plan, or equity award has been entered into or materially amended, as such terms have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K within four business days after his compensation arrangements are finalized.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL VISION HOLDINGS, INC.

By	/s/ Jean Jacques Sunier
Name: Jean Jacques Sunier Title: Chief Executive Officer

Date: October 20, 2026

3